                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          MARCH 13, 2001
                                                 -------------------------------


                               INNOFONE.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          0-31949                                       98-020313
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  (Commission File Number)                 (I.R.S. Employer Identification No.)




600 NORTH PINE ISLAND ROAD, SUITE 450, PLANTATION, FLORIDA           33324
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:        (954) 315-0341
                                                    ----------------------------


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         Item 5. Other Events.

         PETITION OF RECEIVING ORDER UNDER THE BANKRUPTCY & INSOLVENCY ACT OF CANADA REGARDING CANADIAN SUBSIDIARY.

On March 20, 2001, Innofone.com, Inc. announced by means of a press release that the that a hearing on the Petition for a Receiving Order filed against its principal subsidiary, Innofone Canada Inc., was held on March 13th, 2001 and was adjourned to March 15th, 2001, at which time arguments for Jurisdiction were heard before a Judge of the Bankruptcy and Insolvency Division of the Superior of Quebec, District of Montreal (the "Court"). The Court concluded that it had jurisdiction to hear the matter, and fixed the hearing on the merits of this application for the 2nd and 3rd of May, 2001, before the presiding Judge of the Court, Bankruptcy and Insolvency Division of the Superior Court for the District of Montreal. The press release, a copy of which is set forth as Exhibit 99.1 hereto, is incorporated herein by reference.



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Item 7. Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit No.

         99.1       Innofone.com, Inc. press release, dated March 20, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INNOFONE.COM, INC.




Date: March 22, 2001                     By:/s/ LARRY HUNT
                                            -----------------
                                          Larry Hunt
                                          President and Chief Executive Officer







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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: March 13, 2001                   Commission File Number: 0-31949
             -------------------                                      ---------


                               INNOFONE.COM, INC.


                                  EXHIBIT INDEX

Exhibit No.


  99.1       Innofone.com, Inc. Press Release, dated March 20, 2001.